INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES
INCOME TAXES

18. INCOME TAXES

        The following is a summary of U.S. and non-U.S. provisions for current and deferred income taxes (dollars in millions):

	Year ended December 31,
	2015	2014	2013
Income tax expense (benefit):
U.S.
Current	$46	$43	41
Deferred	21	(1)	124
Non-U.S.
Current	24	48	42
Deferred	(46)	(47)	(70)

Total	$45	$43	$137

        The following schedule reconciles the differences between the U.S. federal income taxes at the U.S. statutory rate to our provision for income taxes (dollars in millions):

	Year ended December 31,
	2015	2014	2013
Income from continuing operations before income taxes	$176	$409	$289

Expected tax expense at U.S. statutory rate of 35%	$62	$143	$101
Change resulting from:
State tax expense net of federal benefit	(3)	10	11
Non-U.S. tax rate differentials	4	(7)	10
Effects of non-U.S. operations	(5)	4	3
U.S. domestic manufacturing deduction	(7)	(13)	(14)
Currency exchange gains and losses	(58)	(7)	14
Effect of tax holidays	(6)	—	—
U.S. foreign tax credits, net of associated income and taxes	(22)	(2)	(86)
Tax benefit of losses with valuation allowances as a result of other comprehensive income	(3)	(7)	(22)
Tax authority audits and dispute resolutions	10	3	9
Change in valuation allowance	74	(88)	108
Other, net	(1)	7	3

Total income tax expense	$45	$43	$137

        During 2013, we declared a dividend from our non-U.S. operations to the U.S., which included bringing onshore certain U.S. foreign tax credits. The foreign tax credits brought onshore significantly exceeded the amount needed to offset the cash tax impact of the dividend. A full valuation allowance was placed on the remaining foreign tax credits since it was more likely than not that the credits would expire unused due to the application of specific foreign tax credit limitations. In early 2014, the amount of foreign tax credits brought onshore was adjusted downward by $10 million, to $104 million, which was fully offset by a valuation allowance.

        After extensive research and analysis, in September 2014, we made certain elections and filed amended U.S. tax returns for tax years 2008 through 2012, along with our original U.S. tax return for tax year 2013. These new tax elections and amended tax returns allowed us to utilize U.S. foreign tax credits. The net result was $104 million of income tax benefit recognized during 2014 for the release of the associated valuation allowance, including a discrete income tax benefit of $94 million in the third quarter of 2014.

        During 2015, we declared a dividend from our non-U.S. operations to the U.S. which included bringing onshore certain U.S. foreign tax credits. The foreign tax credits brought onshore exceeded the amount needed to offset the cash tax impact of the dividend, as well as enough to allow us to carry $14 million of foreign tax credits back to a prior year and claim a refund.

        Included in the non-U.S. deferred tax expense are income tax benefits of $3 million in 2015, $7 million in 2014 and $22 million in 2013 for losses from continuing operations for certain jurisdictions with valuation allowances to the extent that income was recorded in other comprehensive income in that same jurisdiction. The benefits in 2015 and 2014 were largely attributable to the U.K. and the benefit in 2013 was largely attributable to Switzerland. In both years, foreign currency gains and changes in pension related items resulted in income in other comprehensive income where we have a full valuation allowance against the net deferred tax asset. An offsetting income tax expense was recognized in accumulated other comprehensive loss.

        We operate in over 40 non-U.S. tax jurisdictions with no specific country earning a predominant amount of our off-shore earnings. The vast majority of these countries have income tax rates that are lower than the U.S. statutory rate. The average statutory rate for countries with pre-tax losses was lower than the average statutory rate for countries with pre-tax income, resulting in a net expense as compared to the U.S. statutory rate. For the year ended December 31, 2015, the tax rate differential resulted in higher tax expense of $4 million, reflected in the reconciliation above.

        In certain non-U.S. tax jurisdictions, our U.S. GAAP functional currency is different than the local tax currency. As a result, foreign exchange gains and losses will impact our effective tax rate. For 2015, this resulted in a $33 million tax benefit ($58 million, net of $25 million of contingent liabilities and valuation allowances). During 2015, a number of our intercompany liabilities that were denominated in U.S. dollars were owed by entities whose tax currency was the euro. As a result of the depreciation in the euro opposite the U.S. dollar, these entities recorded a tax only foreign exchange loss. Most of the intercompany receivables associated with these same U.S. dollar denominated intercompany debts were held by entities with a tax currency of the U.S. dollar which, therefore, resulted in no taxable gain.

        During 2015, we were granted an extension of a tax holiday from 2015 to 2022 on certain of our manufacturing operations in Singapore. During 2015, pursuant to the Singapore tax holiday, we recorded a benefit of $6 million. We will continue to enjoy this benefit to the extent of continuing profits in this manufacturing endeavor.

        We calculate deferred tax assets and liabilities related to U.S. state income taxes based on projected apportionment factors. During 2015, we experienced a decrease in our projected apportionment factors, which decreased our deferred tax liability for U.S. state income taxes. The amount of our deferred tax liability for U.S. state income taxes is significant, and therefore, the change in apportionment factors for 2015 decreased our net deferred tax liabilities by $5 million. Also during 2015, we changed the legal entity location of certain of our U.S. operations. These changes had the effect of reducing our state tax expense by approximately $3 million.

        The components of income (loss) from continuing operations before income taxes were as follows (dollars in millions):

	Year ended December 31,
	2015	2014	2013
U.S.	$243	$436	$429
Non-U.S.	(67)	(27)	(140)

Total	$176	$409	$289

        Components of deferred income tax assets and liabilities were as follows (dollars in millions):

	December 31,
	2014	2014
Deferred income tax assets:
Net operating loss and AMT credit carryforwards	$871	$874
Pension and other employee compensation	278	311
Property, plant and equipment	103	118
Intangible assets	131	46
Foreign tax credits	14	17
Other, net	100	100

Total	$1,497	$1,466

Deferred income tax liabilities:
Property, plant and equipment	$(573)	$(535)
Pension and other employee compensation	(8)	(2)
Other, net	(128)	(103)

Total	$(709)	$(640)

Net deferred tax asset before valuation allowance	$788	$826
Valuation allowance—net operating losses and other	(788)	(707)

Net deferred tax asset	$—	$119

Current deferred tax asset	$—	$62
Current deferred tax liability	—	(52)
Non-current deferred tax asset	418	435
Non-current deferred tax liability	(418)	(326)

Net deferred tax asset	$—	$119

        We have gross NOLs of $3,347 million in various non-U.S. jurisdictions. While the majority of the non-U.S. NOLs have no expiration date, $852 million have a limited life (of which $489 million are subject to a valuation allowance) and $29 million are scheduled to expire in 2016 (all of which are subject to a valuation allowance). We had no NOLs expire unused in 2015.

        Included in the $3,347 million of gross non-U.S. NOLs is $919 million attributable to our Luxembourg entities. As of December 31, 2015, due to the uncertainty surrounding the realization of the benefits of these losses, there is a valuation allowance of $216 million against these net tax-effected NOLs of $265 million.

        We evaluate deferred tax assets to determine whether it is more likely than not that they will be realized. Valuation allowances are reviewed each period on a tax jurisdiction by jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of businesses and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limits our ability to consider other subjective evidence such as our projections for the future. Our judgments regarding valuation allowances are also influenced by the costs and risks associated with any tax planning idea.

        During 2015, we established valuation allowances of $35 million and released valuation allowances of $3 million. In the U.S., we established $14 million of valuation allowance on U.S. foreign tax credits due to the application of specific foreign tax credit limitations, in The Netherlands we established $7 million of valuation allowance on losses which are scheduled to expire after 2016, and in Italy we established $12 million of valuation allowances on certain net deferred tax assets as a result of cumulative losses.

        During 2014, we released valuation allowances of $111 million and established valuation allowances of $3 million. In the U.S., we released $94 million of valuation allowance on U.S. foreign tax credits as a result of making certain tax elections and filing amended U.S. tax returns and in Luxembourg we released a valuation allowance on $6 million of certain net deferred tax assets as a result of significant changes in estimated future taxable income resulting from increased intercompany receivables and, therefore, increased interest income in Luxembourg, our primary treasury center outside of the U.S.

        During 2013, we established valuation allowances of $95 million primarily on U.S. foreign tax credits as a result of insufficient foreign source income and we released valuation allowances on $16 million of certain net deferred tax assets as a result of significant changes in estimated future taxable income resulting from increased intercompany receivables and, therefore, increased interest income.

        Uncertainties regarding expected future income in certain jurisdictions could affect the realization of deferred tax assets in those jurisdictions and result in additional valuation allowances in future periods, or, in the case of unexpected pre-tax earnings, the release of valuation allowances in future periods.

        The following is a summary of changes in the valuation allowance (dollars in millions):

	2015	2014	2013
Valuation allowance as of January 1	$707	$832	$745
Valuation allowance as of December 31	788	707	832

Net (increase) decrease	(81)	125	(87)
Foreign currency movements	(22)	(49)	16
(Decrease) increase to deferred tax assets with no impact on operating tax expense, including an offsetting (decrease) increase to valuation allowances	29	12	(37)

Change in valuation allowance per rate reconciliation	$(74)	$88	$(108)

Components of change in valuation allowance affecting tax expense:
Pre-tax losses in jurisdictions with valuation allowances resulting in no tax expense or benefit	$(41)	$(31)	$(18)
Releases of valuation allowances in various jurisdictions	3	122	16
Establishments of valuation allowances in various jurisdictions	(36)	(3)	(106)

Change in valuation allowance per rate reconciliation	$(74)	$88	$(108)

        The following is a reconciliation of our unrecognized tax benefits (dollars in millions):

	2015	2014
Unrecognized tax benefits as of January 1	$68	$96
Gross increases and decreases—tax positions taken during a prior period	3	(18)
Gross increases and decreases—tax positions taken during the current period	5	1
Decreases related to settlements of amounts due to tax authorities	(2)	(5)
Reductions resulting from the lapse of statutes of limitation	(8)	(2)
Foreign currency movements	(4)	(4)

Unrecognized tax benefits as of December 31	$62	$68

        As of December 31, 2015 and 2014, the amount of unrecognized tax benefits which, if recognized, would affect the effective tax rate is $50 million and $36 million, respectively.

        During 2015, 2014, and 2013, for unrecognized tax benefits that impact tax expense, we recorded a net increase in unrecognized tax benefits with a corresponding income tax expense (not including interest and penalty expense) of $19 million, $1 million and $8 million, respectively. Additional decreases in unrecognized tax benefits were offset by cash settlements or by a decrease in net deferred tax assets and, therefore, did not affect income tax expense.

        In accordance with our accounting policy, we continue to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.

	Year ended December 31,
	2015	2014	2013
Interest expense included in tax expense	$(9)	$2	$2
Penalties expense included in tax expense	—	—	(1)

	December 31,
	2015	2014
Accrued liability for interest	$4	$14
Accrued liability for penalties	—	—

        We conduct business globally and, as a result, we file income tax returns in U.S. federal, various U.S. state and various non-U.S. jurisdictions. The following table summarizes the tax years that remain subject to examination by major tax jurisdictions:

Tax Jurisdiction	Open Tax Years
China	2011 and later
France	2002 and later
India	2004 and later
Italy	2010 and later
Malaysia	2003 and later
Switzerland	2009 and later
The Netherlands	2010 and later
United Kingdom	2012 and later
United States federal	2009 and later

        Certain of our U.S. and non-U.S. income tax returns are currently under various stages of audit by applicable tax authorities and the amounts ultimately agreed upon in resolution of the issues raised may differ materially from the amounts accrued.

        We estimate that it is reasonably possible that certain of our non-U.S. unrecognized tax benefits could change within 12 months of the reporting date with a resulting decrease in the unrecognized tax benefits within a reasonably possible range of $4 million to $24 million. For the 12-month period from the reporting date, we would expect that a substantial portion of the decrease in our unrecognized tax benefits would result in a corresponding benefit to our income tax expense.

        During 2015, we concluded and effectively settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to China and France. During 2014, we concluded and settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, China, France and Spain. During 2013, we concluded and settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, China, France and Italy.

        For non-U.S. entities that were not treated as branches for U.S. tax purposes, we do not provide for income taxes on the undistributed earnings of these subsidiaries that are reinvested and, in the opinion of management, will continue to be reinvested indefinitely. We have material intercompany debt obligations owed by our non-U.S. subsidiaries to the U.S. We do not intend to repatriate earnings to the U.S. via dividend based on estimates of future domestic cash generation and our ability to return cash to the U.S. through payments of intercompany debt owned by our non-U.S. subsidiaries to the U.S. To the extent that cash is required in the U.S., rather than repatriate earnings to the U.S. via dividend, we expect to utilize our intercompany debt. If any earnings were repatriated via dividend, we may need to accrue and pay taxes on the distributions.

        As discussed, we made a distribution of a portion of our earnings in 2015 and 2013 when the amount of foreign tax credits associated with the distribution was greater than the amount of tax otherwise due. The undistributed earnings of foreign subsidiaries with positive earnings that are deemed to be permanently invested were approximately $354 million at December 31, 2015. It is not practicable to determine the unrecognized deferred tax liability on those earnings because of the significant assumptions necessary to compute the tax.